EXHIBIT (5):  FORM OF APPLICATION FOR THE ULTRANNUITY SERIES V VARIABLE ANNUITY
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              MAIL TO:                      SEPARATE ACCOUNT ANNUITY APPLICATION                                 REGISTERED
              COMPANION LIFE INSURANCE COMPANY       [   ] NONQUALIFIED         [   ] 1035 EXCHANGE            REPRESENTATIVE
              ANNUITY SERVICE CENTER                 [   ] IRA TRANSFER         [   ] IRA CONTRIBUTION            USE ONLY:
              P. O. BOX 419241                       [   ] IRA ROLLOVER               FOR YEAR ________       (CHECK ONLY ONE)
              KANSAS CITY, MO 64141-6281                                        [   ] OTHER __________         [   ] A      [   ] B
                                                                                                               [   ] C      [   ] D
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1.  OWNER                                                         2. JOINT OWNER
Name___________________________________________________________   Name_____________________________________________________________
Address________________________________________________________   Address__________________________________________________________
City___________________  State________________  ZIP ___________   City___________________  State________________  ZIP _____________
Social  Security Number __ __ __-__ __ -___ ___ ___ ___           Social  Security Number __ __ __-__ __ -___ ___ ___ ___
Telephone  (  )_______________________  Sex [ ] Male [ ] Female   Telephone  (  )_________________________  Sex [ ] Male [ ] Female
Age  __________  Date of Birth     ________/________/_______      Age  __________  Date of Birth     ________/________/_______

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3. ANNUITANT                                                         4. JOINT ANNUITANT
Name___________________________________________________________   Name_____________________________________________________________
Address________________________________________________________   Address__________________________________________________________
City___________________  State________________  ZIP ___________   City___________________  State________________  ZIP _____________
Social  Security Number __ __ __-__ __ -___ ___ ___ ___           Social  Security Number __ __ __-__ __ -___ ___ ___ ___
Telephone  (  )_______________________  Sex [ ] Male [ ] Female   Telephone  (  )_________________________  Sex [ ] Male [ ] Female
Age  __________  Date of Birth     ________/________/_______      Age  __________  Date of Birth     ________/________/_______

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5.  BENEFICIARIES:  (IF MULTIPLE BENEFICIARIES, ATTACH SEPARATE SHEET.)
    Primary Beneficiary _______________________________            Contingent Beneficiary _______________________________
    Relationship to Owner _____________________________            Relationship to Owner _______________________________
    Social Security or Tax I.D. No. ______________________         Social Security or Tax I.D. No. ________________________
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6.  ANNUITY  STARTING  DATE:_____/_____/_____  If you do not  choose an  annuity starting date, the annuity starting date will be the policy anniversary date following your 90th birthday.

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7.  PURCHASE PAYMENT ALLOCATION:  MAKE CHECKS PAYABLE TO COMPANION LIFE INSURANCE COMPANY.
    INITIAL PURCHASE PAYMENT  $_______________________
    Choose your investment  portfolio EITHER by allocating your purchase payment among the funds in section 7A (total must equal 100%) OR by choosing a Model
    Portfolio in section 7B.  Unless you direct us  otherwise,  we will allocate purchase payments according to this election.

   7A. [   ] Allocate my purchase payment as follows:

       001 Fixed Account                                    ____%      011 Fidelity VIP II Contrafund Portfolio            ____%
       002 MFS Emerging Growth Series                       ____%      012 Fidelity VIP II Asset Mngr-Growth Portfolio     ____%
       003 MFS Research Series                              ____%      013 Fidelity VIP Equity Income Portfolio            ____%
       004 MFS High Income Series                           ____%      014 Federated U.S. Government Bond Fund             ____%
       005 MFS World Government Series                      ____%      015 Federated Prime Money Fund                      ____%
       006 T.Rowe Price New America Growth Portfolio        ____%      016 Alger American Small Capitalization Portfolio   ____%
       007 T.Rowe Price Personal Str. Balanced Portfolio    ____%      017 Alger American Growth Portfolio                 ____%
       008 T.Rowe Price Equity Income Portfolio             ____%      018 Scudder International Portfolio                 ____%
       009 T.Rowe Price International Stock Portfolio       ____%              Total                                       ____%
       010 T.Rowe Price Limited Term Bond Portfolio         ____%
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   7B.  [   ]  Allocate my purchase payment according to one of the following Model Portfolios:

       _____Aggressive                                      _____Moderate                                   _____Conservative

   7C. Rebalance my portfolio as indicated in 7A or 7B:  [   ] Yes     [   ]  No        If yes, check how often you would like your
       portfolio rebalanced:
       [   ]  Quarterly               [   ] Semi-Annually               [   ] Annually

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8.   DOLLAR COST AVERAGING:   (A minimum value of $5,000 is required in the subaccount from which transfers will be made at the time of election.  No more than 10% can be transferred from the Fixed Account at the time of election.)
     Please transfer the amounts shown below:

     FROM:   ________________________________________________                                             $___________________
             Subaccount

     TO:     ________________________________________________                         __________% or      $___________________
             Subaccount
             ________________________________________________                         __________% or      $___________________
             Subaccount
             ________________________________________________                         __________% or      $___________________
             Subaccount
             ________________________________________________                         __________% or      $___________________
             Subaccount

     FREQUENCY:                [   ] Monthly              [   ] Semiannually            [   ] Quarterly            [   ] Annually
     DATE OF TRANSFER          [   ] 1st of month         [   ] 15th of month
     MINIMUM TRANSFER:         $100 minimum; $50 per Subaccount

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9.   OPTIONAL DEATH BENEFIT -- I elect to take the Enhanced Death Benefit     [   ] Yes     [   ] No

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10.  Will this annuity replace or change any existing life insurance or annuity?  [   ] Yes     [   ] No

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11.  I represent  that my answers  above are true and complete to the best of my knowledge  and belief.  I UNDERSTAND  THAT ANNUITY
     PAYMENTS AND  SURRENDER  VALUES,  WHEN BASED UPON INVESTMENT  EXPERIENCE OF A SEPARATE ACCOUNT,  ARE VARIABLE AND ARE NOT
     GUARANTEED AS TO A FIXED DOLLAR  AMOUNT.  RECEIPT OF A CURRENT SEPARATE ACCOUNT ANNUITY  PROSPECTUS IS HEREBY  ACKNOWLEDGED
     [ ] IF YOU WANT A STATEMENT OF ADDITIONAL INFORMATION, PLEASE CHECK HERE. [ ]

     OWNER'S SIGNATURE X______________________________________________________                       DATE __________________
     Signed at _______________________________________________________________________________________________
                                                     City                                            State
     JOINT OWNER'S SIGNATURE X________________________________________________                       DATE __________________
     Signed at _______________________________________________________________________________________________
                                                     City                                            State

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     MUST BE COMPLETED BY REGISTERED REPRESENTATIVE

     Do you have reason to believe the policy applied for will replace  existing annuities  or  insurance  owned by the  applicant?
     [ ] Yes [ ] No (If yes, fulfill all state requirements.)

     AGENT SIGNATURE X________________________________________________AGENT NUMBER___________________
     AGENCY NAME______________________________________________________PHONE NUMBER___________________
     AGENCY ADDRESS___________________________________________________________________________________________
     CITY____________________________________________________________STATE______________ZIP____________


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